EXHIBIT 4.2

                                OMNIBUS AMENDMENT
                                       TO
                        POOLING AND SERVICING AGREEMENTS

            This OMNIBUS AMENDMENT TO POOLING AND SERVICING AGREEMENTS, dated as of August 23, 2007 ("Omnibus Amendment"), among MORGAN STANLEY ABS CAPITAL I INC., a Delaware corporation ("MSAC"), DECISION ONE MORTGAGE COMPANY, LLC, a North Carolina limited liability company ("Decision One"), WMC MORTGAGE CORP, a California corporation ("WMC"), NC CAPITAL CORPORATION, a California Corporation ("NC Capital"), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association ("Wells Fargo"), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association, successor in interest to Chase Manhattan Mortgage Corporation, a New Jersey corporation, and successor in interest to Chase Home Finance LLC, a Delaware limited liability company ("JPMorgan"), COUNTRYWIDE HOME LOANS SERVICING LP, a Texas limited partnership ("Countrywide Servicing"), BARCLAYS CAPITAL REAL ESTATE INC. d/b/a HomEq Servicing, a Delaware corporation, successor in interest to HomEq Servicing Corporation, a New Jersey corporation ("HomEq"), SAXON MORTGAGE SERVICES, INC., a Texas corporation ("Saxon"), LASALLE BANK NATIONAL ASSOCIATION, a national banking association ("LaSalle"), and DEUTSCHE BANK NATIONAL TRUST COMPANY, a national banking association ("Deutsche Bank"), amends each of the Pooling and Servicing Agreements identified on
Schedule I attached hereto (each a "Pooling and Servicing Agreement" and collectively, the "Pooling and Servicing Agreements").

                                    RECITALS

            WHEREAS, the parties hereto have entered into each of the Pooling and Servicing Agreements for which their name appears on Schedule I attached hereto, in the capacities listed opposite their name on Schedule I attached hereto;

            WHEREAS, each of the parties to this Omnibus Amendment desires to modify each of the Pooling and Servicing Agreements to which they are a party to as set forth in this Omnibus Amendment;

            NOW, THEREFORE, in consideration of the promises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1. Defined Terms. Capitalized but undefined terms used herein have the respective meanings given them in the related Pooling and Servicing Agreement.

            2. Amendments.

            (a) Section 3.01(c) of each Pooling and Servicing Agreement is hereby deleted in its entirety and replaced with the following:

                  "Notwithstanding anything in this Agreement to the contrary, a Servicer may not make any future advances with respect to a Mortgage Loan (except as provided in Section 4.01 and except for Servicing Advances) and none of the Servicers shall (i) permit any modification with respect to any Mortgage Loan that would change the Mortgage Rate, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such Mortgage Loan (except for a reduction of interest payments resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes) or (ii) permit any modification, waiver or amendment of any term of any Mortgage Loan that would both (A) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and (B) cause any Trust REMIC to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions after the startup date" under the REMIC Provisions, (iii) except as provided in Section 3.07(a), waive any Prepayment Charges, or
                  (iv) accept payment from the related Mortgagor of an amount less than the unpaid principal balance of such Mortgage Loan in final satisfaction thereof; provided, however, that the applicable Servicer may take any action set forth in clauses
                  (i) through (iv) with respect to any Mortgage Loan in default or, which in the judgment of such Servicer, a default is reasonably foreseeable, and only to the extent such Servicer determines that such action is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action)."

            (b) The fourth sentence of Section 3.07(a) of each Pooling and Servicing Agreement (or the fifth sentence of Section 3.07(a) with respect to the Pooling and Servicing Agreements listed as number 5 in the attached Schedule
I) is hereby deleted and replaced by the following:

                  "Notwithstanding anything in this Agreement to the contrary, a Servicer may waive, or permit a Subservicer to waive, in whole or in part, a Prepayment Charge only under the following circumstances: (i) such waiver relates to a default or a reasonably foreseeable default and would, in the reasonable judgment of such Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan; provided, however, that the applicable Servicer or Subservicer may (and with respect to any Group I Mortgage Loan shall) waive such Prepayment Charge if the Mortgage Loan is accelerated or paid-off in connection with the workout of a delinquent Mortgage Loan or due to the related Mortgagor's default, notwithstanding that the terms of the Mortgage Loan or federal or state law might permit the imposition of such Prepayment Charge, (ii) such Prepayment Charge is not permitted to be collected by applicable federal, state or local law or regulation or (iii) the collection of such Prepayment Charge would be considered "predatory" pursuant to written guidance published or issued by any applicable federal, state or local regulatory authority acting in its official capacity and having jurisdiction over such matters."

provided, however, that the provision in italics in this Section 2(b) shall be deemed to apply only with respect to those Pooling and Servicing Agreements for which the term "Group I Mortgage Loan" is defined therein.

            (c) References to "a Servicer," "none of the Servicers," "the applicable Servicer" or "such Servicer" in Section 2(a) and (b) of this Omnibus Amendment shall be deemed to read "the Servicer" with respect to any Pooling and Servicing Agreement for which only one party is listed as servicer on Schedule I attached hereto.

            3. Ratification of Agreement. Except as modified and expressly amended by this Omnibus Amendment, each Pooling and Servicing Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

            4. Counterparts. This Omnibus Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            5. Governing Law. THIS OMNIBUS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                            [SIGNATURE PAGES FOLLOW]

            IN WITNESS WHEREOF, the parties hereto have caused this Omnibus Amendment to be duly executed and delivered as of the day and year first above written.


                                       MORGAN STANLEY ABS CAPITAL I INC.


                                          By:   /s/ Steven Shapiro
                                             -----------------------------------
                                             Name:  Steven Shapiro
                                             Title: Vice President


                                       DEUTSCHE BANK NATIONAL TRUST COMPANY


                                          By:   /s/ Karlene Benvenuto
                                             -----------------------------------
                                             Name:  Karlene Benvenuto
                                             Title: Authorized Signer


                                          By:   /s/ Mei Nghia
                                             -----------------------------------
                                             Name:  Mei Nghia
                                             Title: Authorized Signer


                                       JPMORGAN CHASE BANK, NATIONAL
                                          ASSOCIATION


                                          By:   /s/ Carol C. Rothweil
                                             -----------------------------------
                                             Name:  Carol C. Rothweil
                                             Title: Vice President


                                       WELLS FARGO BANK, NATIONAL
                                          ASSOCIATION, in its capacity as
                                          servicer


                                          By:   /s/ Laurie McGoogan
                                             -----------------------------------
                                             Name:  Laurie McGoogan
                                             Title: Vice President


                                       WELLS FARGO BANK, NATIONAL
                                          ASSOCIATION, in its capacity as
                                          custodian


                                          By:   /s/ Patrick M. Gorrien
                                             -----------------------------------
                                             Name:  Patrick M. Gorrien
                                             Title: Vice President


                                       WELLS FARGO BANK, NATIONAL
                                          ASSOCIATION, in its capacity as
                                          trustee


                                          By:   /s/ Dianne Courtney
                                             -----------------------------------
                                             Name:  Dianne Courtney
                                             Title: Vice President


                                       COUNTRYWIDE HOME LOANS SERVICING LP


                                          By:   /s/ Adam Gadsby
                                             -----------------------------------
                                             Name:  Adam Gadsby
                                             Title: 1st Vice President


                                       LASALLE BANK NATIONAL ASSOCIATION


                                          By:   /s/ Gerald T. Sajdak
                                             -----------------------------------
                                             Name:  Gerald T. Sajdak
                                             Title: Vice President


                                       BARCLAYS CAPITAL REAL ESTATE INC.
                                          D/B/A HOMEQ SERVICING


                                          By:   /s/ Arthur Lyon
                                             -----------------------------------
                                             Name:  Arthur Lyon
                                             Title: Executive Vice President


                                       SAXON MORTGAGE SERVICES, INC.


                                          By:   /s/ David L. Dill
                                             -----------------------------------
                                             Name:  David L. Dill
                                             Title: Chief Executive Officer and
                                                    President


                                       DECISION ONE MORTGAGE COMPANY, LLC


                                          By:   /s/ Peter A. Schwindt
                                             -----------------------------------
                                             Name:  Peter A. Schwindt
                                             Title: Vice President Secondary
                                                    Markets


                                       WMC MORTGAGE CORP.


                                          By:   /s/ Mardy Grossman
                                             -----------------------------------
                                             Name:  Mardy Grossman
                                             Title: Senior Vice President

                                   SCHEDULE I

                        POOLING AND SERVICING AGREEMENTS


                                                         Date of Pooling and
      Title of Pooling and Servicing Agreement           Servicing Agreement   Parties                 Capacity(ies)
      ------------------------------------------------   -------------------   ---------------------   -----------------
1.    Morgan Stanley ABS Capital I Inc. Trust 2007-NC1   January 1, 2007       MSAC                    Depositor
                                                                               Countrywide Servicing   Servicer
                                                                               Saxon                   Servicer
                                                                               NC Capital              Responsible Party
                                                                               DB                      Trustee

2.    Morgan Stanley ABS Capital I Inc. Trust 2006-NC5   November 1, 2006      MSAC                    Depositor
                                                                               Countrywide Servicing   Servicer
                                                                               NC Capital              Responsible Party
                                                                               DB                      Trustee

3.    Morgan Stanley ABS Capital I Inc. Trust 2006-HE7   October 1, 2006       MSAC                    Depositor
                                                                               Countrywide Servicing   Servicer
                                                                               NC Capital              Responsible Party
                                                                               WMC                     Responsible Party
                                                                               Decision One            Responsible Party
                                                                               DB                      Trustee
                                                                               Wells Fargo             Custodian
                                                                               LaSalle                 Custodian

4.    Morgan Stanley ABS Capital I Inc. Trust 2006-HE6   September 1, 2006     MSAC                    Depositor
                                                                               Countrywide Servicing   Servicer
                                                                               Wells Fargo             Servicer
                                                                                                       Custodian

                                                                               NC Capital              Responsible Party
                                                                               Decision One            Responsible Party
                                                                               WMC                     Responsible Party
                                                                               LaSalle                 Custodian
                                                                               DB                      Trustee

5.    Morgan Stanley ABS Capital I Inc. Trust 2006-NC4   June 1, 2006          MSAC                    Depositor
                                                                               Wells Fargo             Servicer
                                                                               NC Capital              Responsible Party
                                                                               DB                      Trustee

6.    Morgan Stanley ABS Capital I Inc. Trust 2006-HE5   June 1, 2006          MSAC                    Depositor
                                                                               Countrywide Servicing   Servicer
                                                                               Wells Fargo             Servicer
                                                                                                       Custodian

                                                                               HomEq                   Servicer
                                                                               NC Capital              Responsible Party
                                                                               WMC                     Responsible Party
                                                                               Decision One            Responsible Party
                                                                               DB                      Trustee
                                                                               LaSalle                 Custodian

7.    Morgan Stanley ABS Capital I Inc. Trust 2006-HE4   June 1, 2006          MSAC                    Depositor
                                                                               Wells Fargo             Servicer
                                                                                                       Custodian

                                                                               NC Capital              Responsible Party
                                                                               WMC                     Responsible Party
                                                                               Decision One            Responsible Party
                                                                               DB                      Trustee
                                                                               LaSalle                 Custodian

8.    Morgan Stanley ABS Capital I Inc. Trust 2006-HE3   May 1, 2006           MSAC                    Depositor
                                                                               Wells Fargo             Servicer
                                                                                                       Custodian

                                                                               HomEq                   Servicer
                                                                               NC Capital              Responsible Party
                                                                               WMC                     Responsible Party
                                                                               Decision One            Responsible Party
                                                                               DB                      Trustee
                                                                               LaSalle                 Custodian

9.    Morgan Stanley ABS Capital I Inc. Trust 2006-NC1   January 1, 2006       MSAC                    Depositor
                                                                               HomEq                   Servicer
                                                                               JPMorgan                Servicer
                                                                               NC Capital              Responsible Party
                                                                               DB                      Trustee

10.   Morgan Stanley ABS Capital I Inc. Trust 2005-HE5   October 1, 2005       MSAC                    Depositor
                                                                               Countrywide Servicing   Servicer
                                                                               HomEq                   Servicer
                                                                               JPMorgan                Servicer
                                                                               NC Capital              Responsible Party
                                                                               Decision One            Responsible Party
                                                                               WMC                     Responsible Party
                                                                               DB                      Custodian
                                                                               LaSalle                 Custodian
                                                                               Wells Fargo             Custodian
                                                                                                       Trustee

11.   Morgan Stanley ABS Capital I Inc. Trust 2005-NC2   April 1, 2005         MSAC                    Depositor
                                                                               Countrywide Servicing   Servicer
                                                                               HomEq                   Servicer
                                                                               NC Capital              Responsible Party
                                                                               DB                      Trustee

12.   Morgan Stanley ABS Capital I Inc. Trust 2005-NC1   February 1, 2005      MSAC                    Depositor
                                                                               HomEq                   Servicer
                                                                               JPMorgan                Servicer
                                                                               NC Capital              Responsible Party
                                                                               DB                      Trustee

13.    Morgan Stanley ABS Capital I Inc. Trust 2004-NC    November 1, 2004     MSAC                    Depositor
                                                                               JPMorgan                Servicer
                                                                               Countrywide Servicing   Servicer
                                                                               NC Capital              Responsible Party
                                                                               DB                      Trustee

14.   Morgan Stanley ABS Capital I Inc. Trust 2004-NC7   August 1, 2004        MSAC                    Depositor
                                                                               JPMorgan                Servicer
                                                                               HomEq                   Servicer
                                                                               NC Capital              Responsible Party
                                                                               DB                      Trustee

15.   Morgan Stanley ABS Capital I Inc. Trust 2004-NC6   July 1, 2004          MSAC                    Depositor
                                                                               JPMorgan                Servicer
                                                                               HomEq                   Servicer
                                                                               NC Capital              Responsible Party
                                                                               DB                      Trustee

16.   Morgan Stanley ABS Capital I Inc. Trust 2004-NC5   June 1, 2004          MSAC                    Depositor
                                                                               Countrywide Servicing   Servicer
                                                                               NC Capital              Responsible Party
                                                                               DB                      Trustee

17.   Morgan Stanley ABS Capital I Inc. Trust 2004-NC4   May 1, 2004           MSAC                    Depositor
                                                                               HomEq                   Servicer
                                                                               NC Capital              Responsible Party
                                                                               DB                      Trustee

18.   Morgan Stanley ABS Capital I Inc. Trust 2004-NC3   April 1, 2004         MSAC                    Depositor
                                                                               Countrywide Servicing   Servicer
                                                                               NC Capital              Responsible Party
                                                                               DB                      Trustee

19.   Morgan Stanley ABS Capital I Inc. Trust 2004-NC2   February 1, 2004      MSAC                    Depositor
                                                                               Countrywide Servicing   Servicer
                                                                               NC Capital              Responsible Party
                                                                               DB                      Trustee

20.   Morgan Stanley ABS Capital I Inc. Trust 2004-NC1   January 1, 2004       MSAC                    Depositor
                                                                               HomEq                   Servicer
                                                                               NC Capital              Responsible Party
                                                                               DB                      Trustee
